Supplement dated August 10, 2020
to the Statement of Additional Information (the “SAI”) as supplemented, dated May 1, 2020, for the following Funds:
Fund
Columbia Acorn Trust
Columbia Acorn® Fund
Columbia Acorn International®
Columbia Acorn International SelectSM
Effective immediately, the information in the section "Investment Advisory and Other Services - The Investment Manager and Investment Advisory Services" is hereby revised as follows:
1. The third paragraph under "Fee and Expense Limitations - Agreements of the Investment Manager and its Affiliates" is removed and replaced with the following information:
With respect to Columbia Acorn International Select, effective July 1, 2016, the Investment Manager agreed to waive fees and reimburse certain expenses of the Fund for an indefinite term, and in April 2017 restated that agreement to clarify that the Investment Manager’s intention was to waive fees and reimburse expenses so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) (i) did not exceed the annual rate of 1.15% for Class Inst shares and (ii) the Fund’s other share classes did not exceed annual rates to be restated each year by the Investment Manager to account for certain differentials between the Fund’s Class Inst shares and other share classes. From May 1, 2020 through April 30, 2021, the Investment Manager contractually agreed to waive fees and reimburse certain expenses of Columbia Acorn International Select so that the ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.28% for Class A shares, 1.03% for Class Adv shares, 2.03% for Class C shares, 1.03% for Class Inst shares, 0.96% for Class Inst2 shares and 0.91% for Class Inst3 shares. This arrangement was terminated effective upon the reorganization of Columbia Select International Equity Fund with and into Columbia Acorn International Select, which occurred on August 7, 2020. From August 8, 2020 through April 30, 2022, the Investment Manager has contractually agreed to waive fees and reimburse certain expenses of Columbia Acorn International Select so that the ordinary operating expenses (excluding any reorganization costs, transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.28% for Class A shares, 1.03% for Class Adv shares, 2.03% for Class C shares, 1.03% for Class Inst shares, 0.90% for Class Inst2 shares and 0.85% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Board.
2. The eleventh paragraph under "Fee and Expense Limitations - Agreements of the Investment Manager and its Affiliates" is removed and replaced with the following information:
For the period beginning May 1, 2020 and ending April 30, 2021 (April 30, 2022 for Columbia Acorn Fund), the Transfer Agent has contractually agreed to waive a portion of the fees payable to it by the Funds such that fees paid by the Funds do not exceed: (i) with respect to Columbia Acorn International, Columbia Acorn USA and Columbia Acorn European Fund, 0.04% of the average daily net assets of Class Inst2 shares of the Fund; (ii) with respect to Columbia Acorn Fund and Columbia Acorn Select, 0.05% of the average daily net assets of Class Inst2 shares of the Fund; and (iii) with respect to Columbia Acorn Select, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn European Fund, 0.00% of the average daily net assets of Class Inst3 shares of the Fund.
3. The information under the heading "Portfolio Managers of the Investment Manager" is revised to reflect that Hans F. Stege is a Portfolio Manager of Columbia Acorn International and Columbia Acorn International Select.
4. The information under the heading "Performance Benchmarks" is revised to add the following information:
Portfolio Manager	Performance Benchmarks
Hans F. Stege (Columbia Acorn International)	MSCI ACWI ex USA SMID Cap Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA SMID Cap Index (Net) (secondary benchmark)
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_018_(08/20)